                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A



                        AMENDMENT NO. 2 TO CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):  August 31, 1998


                           The Learning Company, Inc.
        -------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                  ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        1-12375                                        94-2562108
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


One Athenaeum Street
Cambridge, MA                                                        02142
----------------------------------------                           ---------
(Address of Principal Executive Offices)                          (Zip Code)


                                 (617) 494-1200
               ---------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
           ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)









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         Item 7 of the Current Report on Form 8-K, as originally filed on
September 10, 1998, and as amended by Amendment No. 1 to Current Report on Form 8-K/A, filed on November 4, 1998, is amended and restated in its entirety as follows:




Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)      Financial Statements of Businesses Acquired.

         The financial statements of Broderbund set forth at (i) pages 26 through 42 of Broderbund's Annual Report Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), on Form 10-K for the fiscal year ended August 31, 1997 filed with the Securities and Exchange Commission (the "Commission") on November 26, 1997, and (ii) pages 3 through 7 of Broderbund's Quarterly Report Pursuant to Section 13 or 15(d) of the Exchange Act on Form 10-Q for the quarterly period ended May 31, 1998 filed with the Commission on July 14, 1998, are hereby incorporated by reference herein and filed as Exhibit 99.1 hereto pursuant to Rule 12b-23(a)(3) of the Exchange Act.

         (b)      Pro Forma Financial Information.

         The Unaudited Pro Forma Combined Condensed Financial Statements of TLC and Broderbund set forth at pages 74 through 84 of the Joint Proxy Statement/Prospectus dated July 31, 1998 (the "Proxy Statement/Prospectus") filed as part of TLC's Registration Statement on Form S-4 (File No. 333-59089), which Proxy Statement/Prospectus was filed with the Commission on July 31, 1998, are hereby incorporated by reference herein and filed as Exhibit 99.2 hereto pursuant to Rule 12b-23(a)(3) of the Exchange Act.

         (c)      Exhibits.

         See Exhibit Index attached hereto.

         (d)      Supplemental Consolidated Financial Statements of TLC

         The supplemental consolidated balance sheets of TLC for the years ended January 3, 1998 and January 4, 1997 and the related supplemental consolidated statements of operations, stockholders' equity and cash flows for each of the three

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TLC fiscal years in the period ended January 3, 1998 are hereby incorporated by reference herein and filed as Exhibit 99.4 hereto.


         (e) Unaudited Supplemental Consolidated Financial Information of TLC

         Certain unaudited supplemental consolidated financial information for the six quarters ended June 30, 1998, for the fiscal year ended January 3, 1998 and for the nine months ended September 30, 1997 are hereby incorporated by reference herein and filed as Exhibit 99.5 hereto.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: November 10, 1998                     THE LEARNING COMPANY, INC.
                                                (Registrant)




                                                 By:    /s/ Neal S. Winneg
                                                    ---------------------------
                                                       Neal S. Winneg
                                                       Senior Vice President and
                                                       General Counsel

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                                  EXHIBIT INDEX



Exhibit
Number                                      Description
--------                                    ------------

2.1*              Agreement and Plan of Merger dated as of June 21, 1998 by and among
                  TLC, TLC Merger Corp. and Broderbund.

23.1*             Consent of Ernst & Young LLP.

23.2              Consent of PricewaterhouseCoopers LLP.

27.1              Restated Financial Data Schedule.

27.2              Restated Financial Data Schedule, continued.

99.1*             Financial Statements of Broderbund.

99.2*             Unaudited Pro Forma Combined Condensed Financial Statements of
                  TLC and Broderbund.

99.3*             Press Release dated August 31, 1998.

99.4*             Supplemental Consolidated Financial Statements of TLC.

99.5*             Unaudited Supplemental Consolidated Financial Information of TLC.



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*    Previously filed.